UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2008

Air Products and Chemicals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4534	23-1274455
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania		18195-1501
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 481-4911

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On 20 November 2008, the Board of Directors of Air Products and Chemicals, Inc. (the "Company") approved amendments to the Company’s Bylaws.

(i) Article I, Section 1 was amended to expand the information that a stockholder must provide in advance written notice to the Company in order to properly bring business before the annual meeting of the Company’s stockholders. The additional required information includes:

(a) The names of persons with whom the stockholder has an agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of Company stock or to cooperate in obtaining, changing, or influencing control of the Company; and a description of any such arrangement, agreement, or understanding;

(b) Details of and copies of documentation relating to all derivative securities (as defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended) or other derivatives or similar arrangements, relating to the Company’s stock, as to which the stockholder, any of the stockholder’s affiliates (as defined in Regulation 13D under the Securities Exchange Act of 1934, as amended), any person described in (a) above, or anyone nominated by the stockholder for election as a director (together, "Covered Persons") is a counterparty; and

(c) All information that would be required to be filed on a Schedule 13D by any of the Covered Persons as of the date of the notice, regardless of whether a Schedule 13D has been filed or is required to be filed.

The amendment to this section also requires the above information to be promptly updated for changes prior to the annual meeting.

(ii) Article II, Section 2 was amended to expand the information that must be included in advance written notice to the Company by a stockholder making a nomination of a person or persons for election as directors of the Company to include the information described in (i) above.

(iii) Article II, Section 14 was amended to expand and clarify the persons authorized to convene a meeting of the Board of Directors during an emergency condition and expand the methods that may be used to provide notice of such a meeting; and to clarify authority for an emergency committee if a quorum of the Board of Directors cannot be convened, specify who may serve on such a committee and the powers of such committee, and confirm rights and immunities conferred on members of such an emergency committee.

(iv) Article V was amended to clarify that indemnification and advancement rights provided to directors and officers vest as of the date an indemnitee first provides service, are contractual and deemed to have been relied upon by such directors and officers in agreeing to serve in their capacities, and cannot be amended, repealed, or modified with respect to prior acts or omissions; and to provide that covered expenses will not be advanced or indemnified to the extent they have been advanced or indemnified by another entity.

The foregoing description of the amendments is qualified in its entirety by reference to the Bylaws, as amended, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3. Bylaws as amended effective November 20, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.

November 24, 2008	By:	Paul E. Huck

Name: Paul E. Huck
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3	By-laws as amended effective November 20, 2008.